UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04364

Exact name of registrant as specified in charter:	Voyageur Intermediate Tax Free Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Minnesota Intermediate Fund

May 31, 2010

	Principal
	Amount	Value
Municipal Bonds – 96.98%
Corporate-Backed Revenue Bonds – 1.56%
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	$750,000	$743,528
Minneapolis Community Development Agency (Limited Tax Common Bond Fund) Series 4 6.20% 6/1/17 (AMT)	870,000	878,499
		1,622,027
Education Revenue Bonds – 9.29%
Minnesota Colleges & Universities Revenue Fund Series A 5.00% 10/1/28	1,000,000	1,089,150
Minnesota Higher Education Facilities Authority Revenue
(Carleton College) Series 6-T 4.75% 1/1/23	1,000,000	1,075,080
(Macalester College) Series 6-P 4.25% 3/1/27	750,000	756,983
(St. Johns University) Series 6-U
4.40% 10/1/21	325,000	338,319
4.50% 10/1/23	265,000	273,395
(University of St. Thomas)
Series 5-Y 5.25% 10/1/19	1,590,000	1,702,094
Series 6-X 5.00% 4/1/24	1,000,000	1,062,980
St. Cloud Housing & Redevelopment Authority Revenue (State University Foundation Project) 5.00% 5/1/23	1,000,000	1,040,160
University of Minnesota
Series A 4.00% 4/1/15	310,000	343,074
Series C 4.00% 2/1/14	250,000	274,125
University of Minnesota Special Purpose Revenue (State Supported Stadium Debt) 5.00% 8/1/18	1,500,000	1,684,800
		9,640,160
Electric Revenue Bonds – 8.04%
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,046,790
Minnesota Municipal Power Agency Electric Revenue 5.25% 10/1/21	1,000,000	1,075,210
Northern Municipal Power Agency Electric System Revenue Refunding Series A
5.00% 1/1/13 (ASSURED GTY)	1,200,000	1,312,140
5.00% 1/1/14 (ASSURED GTY)	510,000	569,333
5.00% 1/1/15 (ASSURED GTY)	1,000,000	1,124,890
Puerto Rico Electric Power Authority Revenue Series XX 5.75% 7/1/36	2,000,000	2,147,160
Southern Minnesota Municipal Power Agency Supply System Revenue Series A 5.25% 1/1/30	1,000,000	1,063,910
		8,339,433
Health Care Revenue Bonds – 18.04%
Bemidji Health Care Facilities First Mortgage Revenue (North Country Health Services) 5.00% 9/1/31 (RADIAN)	650,000	613,386
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project) 5.00% 4/1/31	1,000,000	923,200
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 6.625% 11/15/28	1,500,000	1,686,315
Minneapolis-St. Paul Housing & Redevelopment Authority
(Children's Hospital) Series A 5.25% 8/15/25	1,000,000	1,051,430
(Health Partners Obligation Group Project) 6.00% 12/1/17	850,000	898,289
Minnesota Agricultural & Economic Development Board Health Care Revenue
(Essentia Remarketing) Series C-1 5.50% 2/15/25 (ASSURED GTY)	2,500,000	2,707,074
Moorhead Economic Development Authority Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	458,698
Rochester Health Care & Housing Revenue (Samaritan Bethany) Refunding Series A 6.875% 12/1/29	950,000	987,250
Sartell Health Care Facilities (Country Manor Campus) Series A 6.125% 9/1/30	845,000	842,473
St. Cloud Health Care Revenue (Centracare Health System Project)
5.375% 5/1/31 (ASSURED GTY)	1,000,000	1,047,220
Series A 5.125% 5/1/30	750,000	753,735
St. Louis Park Health Care Facilities Revenue Refunding
(Park Nicollett Health Services)
5.50% 7/1/29	1,000,000	1,002,070
Series C 5.625% 7/1/26	2,500,000	2,541,250
St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System)
Series A-2 5.25% 11/15/28	2,000,000	2,046,380
St. Paul Housing & Redevelopment Authority Hospital Revenue (Health East Project) Series B 5.85% 11/1/17	1,160,000	1,160,232
		18,719,002

Housing Revenue Bonds – 3.86%
Minneapolis Multifamily Housing Revenue Refunding (Trinity Apartments) Series A 6.75% 5/1/21 (HUD)	1,555,000	1,570,503
Minnesota Housing Finance Agency Residential Housing
•Series D 4.75% 7/1/32 (AMT)	750,000	727,995
Series I 5.10% 7/1/20 (AMT)	705,000	715,223
Series M 4.85% 7/1/31 (AMT)	1,000,000	996,030
		4,009,751
Lease Revenue Bonds – 2.90%
Edina Housing & Redevelopment Authority Public Project Revenue
(Appropriate Lease Obligation) 5.125% 2/1/19	1,000,000	1,051,890
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Un-Refunded Balance Series D 5.25% 7/1/36	1,070,000	1,074,141
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue 5.25% 10/1/25	880,000	877,642
		3,003,673
Local General Obligation Bonds – 26.49%
Anoka County Capital Improvements
Series A 4.00% 2/1/17	1,175,000	1,296,695
Series C 5.00% 2/1/27	500,000	544,280
Anoka-Hennepin Independent School District #11 Refunding 5.00% 2/1/17	1,000,000	1,159,720
Big Lake Independent School District #727 Series C Refunding
5.00% 2/1/16 (AGM)	1,180,000	1,212,131
5.00% 2/1/17 (AGM)	1,000,000	1,027,230
Brainerd Independent School District #181 Refunding (School Building) Series A 4.00% 2/1/22	2,500,000	2,606,624
Centennial Independent School District #012 Series A
5.00% 2/1/18 (AGM)	1,000,000	1,061,190
5.00% 2/1/20 (AGM)	750,000	795,893
Dakota County Capital Improvement Series A 4.75% 2/1/17	1,000,000	1,026,180
Duluth Independent School District #709 Revenue Certificates of Participation Series A 4.25% 2/1/20 (AGM)	1,710,000	1,858,189
Hopkins Independent School District #270 5.125% 2/1/17 (FGIC)	2,000,000	2,126,520
Mankato Independent School District #77 (Formerly Blue Earth County Independent School District #10)
4.125% 2/1/22	1,000,000	1,051,960
Metropolitan Council Minneapolis-St. Paul Metropolitan Area Waste Water Treatment Series C
5.00% 3/1/16	560,000	654,220
5.00% 3/1/28	1,000,000	1,074,050
Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,561,665
Osseo Independent School District #279 Series A 5.00% 2/1/21 (AGM)	1,500,000	1,589,730
Robbinsdale Independent School District #281 Series A 5.00% 2/1/20	1,850,000	2,168,125
South Washington County Independent School District #833
Series A 4.00% 2/1/22	750,000	778,755
Series B 5.00% 2/1/16 (AGM)	1,560,000	1,659,091
St. Paul Independent School District #625 (School Building) Series A 4.00% 2/1/15	1,020,000	1,126,825
White Bear Lake Independent School District #624 (Formerly Joint Independent Consolidated
Ramsey County School District #39 & Washington & Anoka Counties School District #103)
Series B 4.75% 2/1/22	1,000,000	1,104,090
		27,483,163
§Pre-Refunded/Escrowed to Maturity Bonds – 9.61%
Hennepin County Series B 4.75% 12/1/14-10	1,000,000	1,022,560
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	1,500,000	1,681,575
(Fairview Health Services) Series A 5.625% 5/15/32-12	1,750,000	1,937,442
Minneapolis -St. Paul Metropolitan Airports Commission Revenue Series C 5.125% 1/1/20-11 (FGIC)	750,000	771,398
Minnesota Public Facilities Authority Water Pollution Control Revenue Refunding Series C 5.00% 3/1/18-15	1,000,000	1,156,900
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) Series B 5.50% 7/1/25-14	1,500,000	1,733,685
University of Minnesota Series A
5.75% 7/1/16	1,000,000	1,185,040
5.75% 7/1/18	400,000	480,564
		9,969,164
Special Tax Revenue Bonds – 7.94%
Minneapolis Art Center Facilities Revenue (Walker Art Center Project) 5.125% 7/1/21	2,250,000	2,334,871
@Minneapolis Tax Increment Revenue (Ivy Tower Project) 5.50% 2/1/22	415,000	318,525
Minnesota 911 Revenue (Public Safety Radio Communication System Project)
4.00% 6/1/14 (ASSURED GTY)	1,370,000	1,503,712
4.25% 6/1/18 (ASSURED GTY)	1,170,000	1,289,363
4.50% 6/1/25 (ASSURED GTY)	1,000,000	1,059,630
Puerto Rico Sales Tax Financing Sales Tax Revenue (First Subordinate) Series A
5.25% 8/1/27	1,000,000	1,057,340
6.125% 8/1/29	250,000	262,995
Ω(Capital Appreciation) 6.75% 8/1/32	510,000	415,303
		8,241,739

State General Obligation Bonds – 3.93%
Minnesota State
Refunding 5.00% 8/1/15	2,000,000	2,333,680
Various Purposes Series A 5.00% 12/1/21	1,000,000	1,173,150
Puerto Rico Commonwealth Public Improvement Un-Refunded Balance Series B 5.00% 7/1/35	575,000	570,906
		4,077,736
Transportation Revenue Bonds – 2.26%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding
Series 14 5.50% 1/1/11 (AMT)	750,000	769,358
Series A 5.00% 1/1/13 (AMT)	500,000	536,250
Series B 5.00% 1/1/22 (AMT)	1,000,000	1,038,150
		2,343,758
Water & Sewer Revenue Bonds – 3.06%
Minnesota Public Facilities Authority Water Pollution Control Revenue Refunding Series D 5.00% 3/1/14	1,500,000	1,709,175
St. Paul Sewer Revenue Series D 5.00% 12/1/20	1,275,000	1,463,942
		3,173,117
Total Municipal Bonds (cost $96,149,348)		100,622,723

	Number of
	Shares
Short-Term Investments – 1.39%
Money Market Instrument – 0.04%
Federated Minnesota Municipal Cash Trust	40,747	40,747
		40,747

	Principal
	Amount
Variable Rate Demand Note – 1.35%
•Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System) Series B-2 0.28% 11/15/35 (LOC – JP Morgan Chase Bank)	$1,400,000	1,400,000
		1,400,000
Total Short-Term Investments (cost $1,440,747)		1,440,747

Total Value of Securities – 98.37%
(cost $97,590,095)		102,063,470
Receivables and Other Assets Net of Liabilities (See Notes) – 1.63%		1,695,046
Net Assets Applicable to 9,409,756 Shares Outstanding – 100.00%		$103,758,516

@Illiquid security. At May 31, 2010, the aggregate amount of illiquid securities was $318,525, which represented 0.31% of the Fund's net assets. See Note 3 in "Notes."
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
•Variable rate security. The rate shown is the rate as of May 31, 2010. Interest rates reset periodically.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Intermediate Tax-Free Funds - Delaware Tax-Free Minnesota Intermediate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2006 – August 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At May 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$97,590,095
Aggregate unrealized appreciation	$4,663,374
Aggregate unrealized depreciation	(189,999)
Net unrealized appreciation	$4,473,375

For federal income tax purposes, at August 31, 2009, capital loss carryforwards of $775,769 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $4,037 expires in 2010, $246,659 expires in 2011, $81,340 expires in 2014, $109,745 expires in 2015, and $333,988 in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2010:

	Level 1	Level 2	Total
Municipal Bonds	$-	$100,622,723	$100,622,723
Short-Term Investments	40,747	1,400,000	1,440,747
Total	$40,747	$102,022,723	$102,063,470

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending August 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2010, 22% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to May 31, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: